                               SUBSIDIARY LISTING

The following is a listing of the subsidiaries of each registrant and their state of incorporation or organization indented to show degree of remoteness from registrant.

                                                                                          STATE OR COUNTRY OF
                                                                                            ORGANIZATION OR
                             NAME OF COMPANY                                                 INCORPORATION
                             ---------------                                                 -------------
             (Indentation indicates subsidiary relationship)
    CINERGY CORP.                                                                             Delaware

       THE CINCINNATI GAS & ELECTRIC COMPANY                                                  Ohio
         Cinergy Beckjord, LLC                                                                Ohio
         Cinergy Conesville, LLC                                                              Ohio
         Cinergy Dicks Creek, LLC                                                             Ohio
         Cinergy East Bend, LLC                                                               Delaware
         Cinergy Killen, LLC                                                                  Ohio
         Cinergy Miami Fort, LLC                                                              Ohio
         Cinergy Stuart, LLC                                                                  Ohio
         Cinergy Woodsdale, LLC                                                               Ohio
         Cinergy Zimmer, LLC                                                                  Ohio
         Cinergy Power Investments, Inc.                                                      Ohio
         The Union Light, Heat and Power Company                                              Kentucky
         Tri-State Improvement Company                                                        Ohio
         Lawrenceburg Gas Company                                                             Indiana
         The West Harrison Gas and Electric Company                                           Indiana
         Miami Power Corporation                                                              Indiana
         KO Transmission Company                                                              Kentucky

       PSI ENERGY, INC.                                                                       Indiana
         South Construction Company, Inc.                                                     Indiana

       CINERGY SERVICES, INC.                                                                 Delaware

       CINTEC LLC                                                                             Delaware
         CinTec I LLC                                                                         Delaware
           eVent Resources I LLC                                                              Delaware

       CINERGY TECHNOLOGIES, INC.                                                             Delaware
         Cinergy Ventures, LLC                                                                Delaware
         Cinergy Ventures II, LLC                                                             Delaware
         Cinergy e-Supply Network, LLC                                                        Delaware
         Cinergy One, Inc.                                                                    Delaware
         Cinergy Two, Inc.                                                                    Delaware

       CINERGY WHOLESALE ENERGY, INC.                                                         Ohio
         Cinergy Power Generation Services, LLC                                               Delaware

       CINERGY INVESTMENTS, INC.                                                              Delaware
         CINERGY-CADENCE, INC.                                                                Indiana
           Cadence Network, Inc.                                                              Delaware
         CINERGY CAPITAL & TRADING, INC.                                                      Indiana
           CinCap MVC OpCo, LLC                                                               Delaware
           CinCap IV, LLC                                                                     Delaware
           CinCap V, LLC                                                                      Delaware
           CINCAP VIII, LLC                                                                   Delaware
             VMC Generating Company                                                           Texas
               CinCap VII, LLC                                                                Delaware
               Duke Energy Madison, LLC                                                       Delaware
               Duke Energy Vermillion, LLC                                                    Delaware
           SynCap II, LLC                                                                     Delaware
           Cinergy Transportation, LLC                                                        Delaware

                                                                      Exhibit 21

                                                                                          STATE OR COUNTRY OF
                                                                                            ORGANIZATION OR
                             NAME OF COMPANY                                                 INCORPORATION
                             ---------------                                                 -------------
             (Indentation indicates subsidiary relationship)

           CinPower I, LLC                                                                    Delaware
           CinCap X, LLC                                                                      Delaware
           CinCap IX, LLC                                                                     Delaware
           Westwood Operating Company, LLC                                                    Delaware
           SynCap I, LLC                                                                      Delaware
           Cinergy Marketing & Trading, LLC                                                   Delaware
         CINERGY TELECOMMUNICATIONS HOLDING COMPANY, INC.                                     Delaware
           Q-Comm Corporation                                                                 Neveda
           Lattice Communications, LLC                                                        Delaware
         Cinergy Engineering, Inc.                                                            Ohio
         CINERGY-CENTRUS, INC.                                                                Delaware
           Centrus, LLP                                                                       Indiana
         Cinergy-Centrus Communications, Inc.                                                 Delaware
         CINERGY SOLUTIONS HOLDING COMPANY, INC.                                              Delaware
           1388368 ONTARIO INC.                                                               Ontario
             Cinergy Solutions Limited Partnership                                            Ontario
           3036243 NOVA SCOTIA COMPANY                                                        Nova Scotia
             Cinergy Solutions Limited Partnership                                            Ontario
           VESTAR, INC.                                                                       Delaware
             Vestar Limited                                                                   Ontario
              Optimira Controls, Inc.                                                         Ontario
              Keen Rose Technology Group Limited                                              Ontario
           Cinergy EPCOM, LLC                                                                 Delaware
           Cinergy EPCOM College Park, LLC                                                    Delaware
           CINERGY SOLUTIONS, INC.                                                            Delaware
              Cinergy Energy Solutions, Inc.                                                  Delaware
              Cinergy GASCO Solutions, LLC                                                    Delaware
              Cinergy Solutions Partners, LLC                                                 Delaware
              GREEN POWER HOLDINGS, LLC                                                       Delaware
                Green Power G.P., LLC                                                         Texas
                Green Power Limited, LLC                                                      Delaware
              Lansing Grand River Utilities, LLC                                              Delaware
              Oklahoma Arcadian Utilities, LLC                                                Delaware
              Shreveport Red River Utilities, LLC                                             Delaware
           Energy Equipment Leasing LLC                                                       Delaware
           Trigen-Solutions Solutions LLC                                                     Delaware
           Cinergy Solutions of Boca Raton, LLC                                               Delaware
           Cinergy Solutions of Tuscola, Inc.                                                 Delaware
           Trigen-Cinergy Solutions of Ashtabula LLC                                          Delaware
           Trigen-Cinergy Solutions of Baltimore LLC                                          Delaware
           Trigen-Cinergy Solutions of Boca Raton, LLC                                        Delaware
           Trigen-Cinergy Solutions of Cincinnati LLC                                         Ohio
           Trigen-Cinergy Solutions of College Park, LLC                                      Delaware
           Trigen-Cinergy Solutions of Danville LLC                                           Delaware
           Trigen-Cinergy Solutions of Elmgrove, LLC                                          Delaware
           Trigen-Cinergy Solutions of Illinois L.L.C.                                        Delaware
           TRIGEN-CINERGY SOLUTIONS OF LANSING LLC                                            Delaware
             Trigen/Cinergy - USFOS of Lansing LLC                                            Delaware
           Trigen-Cinergy Solutions of Orlando LLC                                            Delaware
           Trigen-Cinergy Solutions of Owings Mills LLC                                       Delaware
           Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC             Delaware
           Trigen-Cinergy Solutions of St. Paul LLC                                           Delaware
             St. Paul Cogeneration LLC                                                        Minnesota
           Trigen-Cinergy Solutions of Rochester LLC                                          Delaware
           Trigen-Cinergy Solutions of Silver Grove LLC                                       Delaware
           Trigen-Cinergy Solutions of Tuscola, LLC                                           Delaware
         CINERGY SUPPLY NETWORK, INC.                                                         Delaware
           Reliant Services, LLC                                                              Indiana
             MPI Acquisitions                                                                 Indiana
               Miller Pipeline Corporation                                                    Indiana
         Cinergy Technology, Inc.                                                             Indiana
       CINERGY GLOBAL RESOURCES, INC.                                                         Delaware

                                                                                          STATE OR COUNTRY OF
                                                                                            ORGANIZATION OR
                             NAME OF COMPANY                                                 INCORPORATION
                             ---------------                                                 -------------
             (Indentation indicates subsidiary relationship)
         CINERGY GLOBAL POWER, INC.                                                           Delaware
           CINERGY GLOBAL CHANDLER HOLDING, INC.                                              Delaware
              Cinergy Global Chandler I, Inc.                                                 Delaware
           CINERGY GLOBAL ELY, INC.                                                           Delaware
             EPR ELY POWER LIMITED                                                            England
               EPR Ely Limited                                                                England
                 Ely Power Limited                                                            England
                 Anglian Straw Limited                                                        England
              Anglian Ash Limited                                                             England
           CINERGY GLOBAL FOOTE CREEK, INC.                                                   Delaware
             Foote Creek III, LLC                                                             Delaware
           CINERGY GLOBAL FOOTE CREEK II, INC.                                                Delaware
             Foote Creek II, LLC                                                              Delaware
           CINERGY GLOBAL FOOTE CREEK IV, INC.                                                Delaware
           CINERGY GLOBAL POWER SERVICES LIMITED                                              England
             Cinergy Global Power Limited                                                     England
             MPI International Limited                                                        England
           CINERGY GLOBAL POWER (UK) LIMITED                                                  England
             CINERGY GLOBAL TRADING LIMITED                                                   England
               Commercial Electricity Supplies Limited                                        England
               Renewable Trading Limited                                                      England
                UK Electric Power Limited                                                     England
           CINERGY GLOBAL SAN GORGONIO, INC.                                                  Delaware
             San Gorgonio Westwinds II, LLC                                                   California
           CINERGY GLOBAL HOLDINGS, INC.                                                      Delaware
             CINERGY HOLDINGS B.V.                                                            The Netherlands
               CINERGY ZAMBIA B.V.                                                            The Netherlands
                 Copperbelt Energy Corporation PLC                                            Republic of Zambia
               CINERGY TURBINES B.V.                                                          The Netherlands
                 EOS PAX I S.L.                                                               Spain
                 EOS PAX IIa S.L.                                                             Spain
               CINERGY HYDRO B.V.                                                             The Netherlands
                Cinergy Renovables Ibericas, S.A.                                             Spain
                   AGE INVERSIONES EN MEDIO AMBIENTE, S.L.                                    Spain
                     AGRUPACION RUBI, SA                                                      Spain
                       Rubi Tractament Termic Eficient, SA                                    Spain
                   CINERGY GLOBAL POWER IBERIA, S.A.                                          Spain
                     Escambeo, S.L.                                                           Spain
                   Parque Eolico de Ascoy, S.A.                                               Spain
                   Tractaments de Juneda, S.A.                                                Spain
                   Ventoabrego, S.L.                                                          Spain
                    Sinergia Andaluza, S.L.                                                   Spain
                    CORPORACION EOLICA, S.L.                                                  Spain
                      Corporacion Eolica Aragonesa, S.A.                                      Spain
                    Compania Productora de Energia para
                     Consumo Interno, S.L.                                                    Spain
                    EoloCrisa, S.L.                                                           Spain
                 Vendresse Limited                                                            Isle of Man
                 CINERGY 1 B.V.                                                               The Netherlands
                    CINERGY EESTI OU                                                          Estonia
                     Startekor Investeeringute OU                                             Estonia
                        Aktsiaselts Narva Elektrivork                                         Estonia
                 CINERGY GLOBAL RESOURCES 1 B.V.                                              The Netherlands
                   Moravske Teplarny a.s.                                                     Czech Republic
                   Plzenska Energetika a.s.                                                   Czech Republic
                   Cinergy Global Polska Sp. Z.o.o.                                           Poland
                   Cinergy Global Resources 1 Sp. Z.o.o.                                      Poland
                   Cinergy Global Resources a.s.                                              Czech Republic
                   Cinergetika U/L a.s.                                                       Czech Republic
                   Energetika Chropyne a.s.                                                   Czech Republic
                   Teplarna Otrokovice a.s.                                                   Czech Republic
                   Energy Customer Services, s.r.o.                                           Czech Republic
                 CINERGY 2 B.V.                                                               The Netherlands

                                                                                          STATE OR COUNTRY OF
                                                                                            ORGANIZATION OR
                             NAME OF COMPANY                                                 INCORPORATION
                             ---------------                                                 -------------
             (Indentation indicates subsidiary relationship)
                   Desarrollo Eolico del Ebro S.A.                                            Spain
                   Northeolic Pico Gallo, S.L.                                                Spain
                   Desarrollos Eolico El Aguila, S.A.                                         Spain
                   Sinergia Aragonesa, S.L.                                                   Spain
               BAGHABARI I B.V.                                                               The Netherlands
                 Baghabari Power Company Limited                                              Bangladesh
                BAGHABARI II B.V.                                                             The Netherlands
                 Baghabari Power Company Limited                                              Bangladesh
               CINERGY SOUTH AFRICA INVESTMENTS 1 B.V.                                        Netherlands
                  Egoli Gas (Proprietary) Limited                                             South Africa
               Cinergy Global 4 B.V.                                                          The Netherlands
               Cinergy Global 5 B.V.                                                          The Netherlands
           CINERGY GLOBAL (CAYMAN) HOLDINGS, INC.                                             Cayman Islands
             Cinergy Global Hydrocarbons Pakistan                                             Cayman Islands
             CINERGY GLOBAL TSAVO POWER                                                       Cayman Islands
               IPS-CINERGY POWER LIMITED                                                      Kenya
                 Tsavo Power Company Limited                                                  Kenya
             Cinergy Global Maranho                                                           Cayman Islands
             Cinergy MPI V, Inc.                                                              Cayman Islands
             Cinergy MPI VI, Inc.                                                             Cayman Islands
             Cinergy MPI VII, Inc.                                                            Cayman Islands
             Cinergy MPI VIII, Inc.                                                           Cayman Islands
             Cinergy MPI IX, Inc.                                                             Cayman Islands
             Cinergy MPI X, Inc.                                                              Cayman Islands
           CINERGY GLOBAL ONE, INC.                                                           Delaware
             CZECHPOL ENERGY SPOL, S.R.O.                                                     Czech Republic
               Dneproline                                                                     Ukraine
               E-line                                                                         Switzerland
               S-line                                                                         Slovakia
               U-line                                                                         Ukraine
               Czechpol Invest                                                                Ukraine
               MEAS Brno, a.s.                                                                Czech Republic
               PEAS Praha, a.s.                                                               Czech Republic
               Moravia Energo                                                                 Czech Republic
               SK Invest a.s.                                                                 Slovakia
           Midlands Hydrocarbons (Bangladesh) Limited                                         England
           Powermid No. 1                                                                     England
           Cinergy Global Power Africa (Proprietary) Limited                                  South Africa
         CINERGY UK, INC.                                                                     Delaware